UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2013

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

120 Broadway, 27th Floor, New York, NY		10271
(Address of Principal Executive Offices)		(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On August 28, 2013, National Holding Corporation, a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain accredited investors (the "Purchasers") providing for the issuance and sale of 10,583,350 shares (the “Shares”) of the Company’s common stock, par value $0.02 per share (the “Common Stock”), for an aggregate purchase price of approximately $3,175,000 (the “Purchase Price”). The Company closing of the sale of the Shares will occur on or about August 29, 2013 (the “Closing”).

In connection with the Purchase Agreement, on August 28, 2013, the Company and the Purchasers entered into a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to (i) file with the Securities and Exchange Commission (the “SEC”) as soon as practicable but in no event later than 45 days of the date of the Closing, a registration statement covering the resale of all Shares and (ii) have the registration statement be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as practicable but in no event later than the 90 days or if there is a review of the registration statement by the SEC, 120 days after the date of the Closing. In the event that (1) a registration statement is not declared effective by the SEC on or prior to its required effectiveness date, (2) after the date the registration statement is declared effective by the SEC, (a) a registration statement ceases for any reason, to remain continuously effective or (b) the Purchasers are not permitted to utilize the prospectus included in the registration statement therein to resell the Shares, in each case, for more than an aggregate of 20 consecutive days or 45 days during any 12-month period, or (3) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) under the Securities Act, it shall pay to each Purchaser an amount in cash equal to 1% of the Purchase Price attributed to the such Purchaser's Shares on the date the failure occurs and every 30 days thereafter, until cured subject to a maximum amount of up to 10% of the aggregate Purchase Price of the Shares.

The description of the Purchase Agreement and the Registration Rights Agreement are summaries and are qualified in their entirety by reference to the copies of the Purchase Agreement attached as hereto as Exhibit 10.1 and the Registration Rights Agreement attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Item 3.02         Unregistered Sale of Equity Securities.

The Shares will not be registered under the Securities Act and may not be offered or sold in the United States absent a registration statement or an applicable exemption from registration requirements. The transactions contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) and Regulation D of the Securities Act. This Current Report in Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

 The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Additional Information and Where to Find it

A registration statement on Form S-4 that includes a proxy statement of Gilman Ciocia, Inc., a Delaware corporation (“Gilman”) and a prospectus of the Company relating to the Company's proposed acquisition of Gilman has been declared effective by the SEC. THE COMPANY URGES INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION about the Company, Gilman, and the proposed acquisition. Investors and security holders are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus may be obtained free of charge from the Company and Gilman. Security holders may also read and copy any reports, statements and other information filed by the Company and Gilman with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

The Company, Gilman, and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on March 11, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding Gilman's directors and executive officers is available in Gilman's proxy statement filed with the SEC on November 30, 2012 in connection with its 2013 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01         Financial Statements and Exhibits.

(d)     Exhibits:

  10.1.     Securities Purchase Agreement, dated as of August 28, 2013, by and among the Company and the Purchasers.

  10.2.     Registration Rights Agreement, dated as of August 28, 2013, by and among the Company and the Purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: August 29, 2013	By:	/s/ Mark D. Klein
Mark D. Klein
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of August 28, 2013, by and between the Company and the Purchasers.

10.2	Registration Rights Agreement, dated as of August 28, 2013, by and between the Company and the Purchasers.